             LETTER OF TRANSMITTAL OF LIMITED PARTNERSHIP INTERESTS
                         AND ASSIGNEE INTERESTS THEREIN
                           ARVIDA/JMB PARTNERS, L.P.




                                 No. Units        Purchase         No. of Units    Total Purchase Price
                                   Owned        Price Per Unit       Tendered      If all Units Tendered
                                 ---------     --------------      ------------    ---------------------






(Please indicate changes or corrections to the name and address printed above)
================================================================================
THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 14, 1996 (THE "EXPIRATION DATE") UNLESS EXTENDED.

        To participate in the Offer, a duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary on or prior to the Expiration Date. Delivery of the Letter of Transmittal or any other required documents to an address other than as set forth below does not constitute valid delivery. The method of delivery of all documents is at the election and risk of the tendering Unitholder. Please use the pre-addressed, postage-paid envelope provided.

        This Letter of Transmittal is to be completed by Unitholders of Arvida/JMB Partners, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the procedures set forth in the Offer to Purchase (as defined below). Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Offer to Purchase.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Gentlemen:

        The undersigned hereby tenders to Raleigh Capital Associates L.P. (the "Purchaser"), with an address at One International Place, Boston, Massachusetts 02110, the number of Limited Partnership Interests and Assignee Interests Therein ("Units") in the Partnership set forth above for a purchase price equal to $500 per Unit less the amount of any distributions declared or made with respect to the Units between the Offer Date and the date of payment of the Purchase Price by the Purchase, net to the seller in cash, without interest upon the terms and subject to the conditions set forth in the Offer to Purchase, dated 17, 1996 (the "Offer to Purchase"), and this Letter of Transmittal, as each may be supplemented or amended from time to time (which together constitute the "Offer"). Receipt of the Offer to Purchase is hereby acknowledged. Unitholders who execute this Letter of Transmittal shall be deemed to have tendered all Units beneficially owned by such Unitholder pursuant to the Offer, unless otherwise indicated in the "No. of Units Tendered" column.

        The undersigned recognizes that, if more than 100,000 Units are validly tendered prior to or on the Expiration Date and not properly withdrawn, the Purchaser will, upon the terms of the Offer, accept for payment from among those Units tendered prior to or on the Expiration Date 100,000 Units on a pro rata basis, with adjustments to avoid purchases of certain fractional Units, based upon the number of Units validly tendered prior to the Expiration Date and not withdrawn.

        Subject to and effective upon acceptance for payment of any of the Units tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to such Units which are purchased pursuant to the Offer. The undersigned hereby irrevocably constitutes and appoints the Purchaser as the Unitholder's proxy and true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), including the right, if the Units are held in an IRA account or pension account, to direct the Unitholder's custodian to facilitate the transfer of the Units and to deliver such Units and transfer ownership of such Units on the books of the Partnership, together with all accompanying evidences of transfer and authenticity, to or upon the Purchaser and, upon payment of the purchase price in respect of such Units by the Purchaser, to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, including all voting rights, all in accordance with the terms of the Offer. Upon the purchase of Units pursuant to the Offer, all prior proxies and consents given by the undersigned with respect to such Units will be revoked and no subsequent proxies or consents may be given (and if given will not be deemed effective). In addition, by executing this Letter of Transmittal, the undersigned assigns to the Purchaser all of the undersigned's right to receive distributions from the Partnership with respect to Units which are purchased pursuant to the Offer other than distributions declared or made between the Offer Date and the date payment of the Purchase Price by the Purchaser.

        The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby, and that when any such Units are purchased by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. The undersigned further represents and warrants that the assignment of Units represented hereby is being made in accordance with all applicable laws and regulations (including investment suitability requirements). Upon request, the undersigned will execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer, or purchase of Units tendered hereby.

The undersigned understands that a tender of Units to the Purchaser will continue a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment will be destroyed by the Purchaser. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        Upon acceptance of Units by the Purchaser, the Purchaser agrees to be bound by all of the terms and provisions of the Partnership Agreement.

--------------------------------------------------------------------------------
                          SIGNATURE BOX (ALL OWNERS)
                  (SEE INSTRUCTIONS 2, 3 AND 4 AS NECESSARY)
--------------------------------------------------------------------------------
Please sign exactly as your name is printed on the front of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2.)

TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE COMPLETE THIS BOX AND SEE INSTRUCTION 2.

The signatory hereto hereby tenders the number of Units indicated in this Letter of Transmittal to its Purchaser pursuant to the terms of the Offer and certifies under penalties of perjury the statements in Box A, Box B, and, if applicable, Box C.

X                                       X
 -------------------------------------   --------------------------------------
            (Signature)                             (Signature Co-Owner)

Tax I.D. Number X
                 ---------------------

Name and Capacity,
(If other than individuals                        (Title)
                          -----------------------        ----------------------

Address (Fiduciaries Only):
                           ----------------------------------------------------
                                     (city)         (state)             (zip)

Area Code and Telephone No. (    )            (Day) (    )            (Evening)
                           -------------------      -------------------

                      SIGNATURE GUARANTEE (IF REQUIRED)
                             (See Instruction 2)

Name and Address of Eligible Institution
                                        ---------------------------------------

-------------------------------------------------------------------------------

Authorized Signature                              Title
                    ----------------------------        -----------------------

Name                                              Date                   , 1996
    --------------------------------------------        ------------------
--------------------------------------------------------------------------------

                           FOR INFORMATION CONTACT:

                            THE HERMAN GROUP, INC.
                           2121 San Jacinto Street
                                  26th Floor
                           Dallas, Texas 75201-9821


                          Telephone:  (800) 992-6146

                          Facsimile:  (214) 999-9323
                                            or
                                      (214) 999-9348

(IF TENDERING BY FACSIMILE, PLEASE TRANSMIT BOTH THE FRONT AND BACK OF THE LETTER OF TRANSMITTAL AND THE TAX CERTIFICATION PAGE AND MAIL THE ORIGINAL COPIES OF SUCH PAGES TO THE DEPOSITARY AT THE ADDRESS LISTED ABOVE.)

BEFORE RETURNING THIS LETTER OF TRANSMITTAL, PLEASE REFER TO THE ACCOMPANYING INSTRUCTIONS.

                               TAX CERTIFICATIONS

================================================================================
                                    BOX A
                             SUBSTITUTE FORM W-9
                         (SEE INSTRUCTION 4 - BOX A)
--------------------------------------------------------------------------------

The person signing this Letter of Transmittal hereby certifies the following to the Purchaser under penalties of perjury:

                (i) The TIN provided in the Signature Box on the Letter of Transmittal is the correct TIN of the Unitholder, or if this box [ ] is checked, the Unitholder has applied for a TIN. If the Unitholder has applied for a TIN, a TIN has not been issued to the Unitholder, and either: (a) the Unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Unitholder intends to mail or deliver an application in the near future (it being understood that if the Unitholder does not provide a TIN to the Purchaser 31% of all reportable payments made to the Unitholder will be withheld until a TIN is provided to the Purchaser); and

                (ii) Unless this box [ ] is checked, the Unitholder is not subject to Backup Withholding either because the Unitholder: (a) is exempt from Backup Withholding, (b) has not been notified by the IRS that the Unitholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such Unitholder is no longer subject to Backup Withholding.

        Note: Place an "X" in the box in (ii) if you are unable to certify that the Unitholder is not subject to Backup Withholding.

================================================================================

================================================================================
                                    BOX B
                             FIRPTA AFFIDAVIT
                         (SEE INSTRUCTION 4 - BOX B)
--------------------------------------------------------------------------------

        Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the Unitholder's interest in the Partnership, the person signing this Leter of Transmittal hereby certifies the following under penalties of perjury:

(i) Unless this box [ ] is checked, the unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); (ii) the Unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as provided (or corrected) in this Letter of Transmittal; and (iii) the Unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Letter of Transmittal. If a corporation, the jurisdiction of incorporation is _________________________.

        The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

================================================================================

================================================================================
                                    BOX C
                             SUBSTITUTE FORM W-9
                         (SEE INSTRUCTION 4 - BOX C)
--------------------------------------------------------------------------------

By checking this box [ ], the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the Unitholder is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S. federal income tax laws, because the Unitholder:

        (i) If a non resident alien individual or a foreign corporation, partnership, estate or trust;


       (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year;

                and

      (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

================================================================================

              PLEASE REFER TO ATTACHED INSRUCTIONS ON BACK PAGE

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF THE LETTER OF TRANSMITTAL. For your convenience, a pre-addressed, postage-paid envelope has been enclosed with the Offer to Purchase. However, to ensure receipt of the Letter of Transmittal, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

       To be effective, a duly completed and signed Letter of Transmittal must be received by the Information Agent/Depositary at the address set forth below before the Expiration Date, Midnight, Eastern Time on November 14, 1996, unless extended. Unitholders who execute this Letter of Transmittal shall be deemed to have tendered all Units beneficially owned by such Unitholder pursuant to the Offer unless otherwise indicated in the "No. of Units Tendered" column.

       BY MAIL OR                        THE HERMAN GROUP, INC.
       HAND DELIVERY                     2121 San Jacinto Street
                                         26th Floor
                                         Dallas, Texas  75201-9821

       BY FACSIMILE:                     (214) 999-9323
                                                or
                                         (214) 999-9348

       (IF TENDERING BY FACSIMILE, PLEASE TRANSMIT BOTH THE FRONT AND BACK OF THE LETTER OF TRANSMITTAL AND THE TAX CERTIFICATION PAGE AND MAIL THE ORIGINAL COPIES OF SUCH PAGES TO THE DEPOSITARY AT THE ADDRESS LISTED ABOVE.)

       FOR ADDITIONAL INFORMATION CALL:  (800) 992-6146

       THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT/DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

2.     SIGNATURE REQUIREMENTS.

       INDIVIDUAL AND JOINT OWNERS. After carefully reading and completing the Letter of Transmittal, in order to tender Units, Unitholder(s) must sign at the "X" in the SIGNATURE BOX of the Letter of Transmittal. The signature(s) must correspond exactly with the name printed (or corrected) on the front of the Letter of Transmittal without any change whatsoever. If any Units are registered in the names of two or more joint holders, all such holders must sign the Letter of Transmittal. If the Letter of Transmittal is signed by the registered Holder of the Units and the payment is to be made directly to that Holder at its address on the front of the Letter of Transmittal, then no signature guarantee is required on the Letter of Transmittal. However, in all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution.

       Similarly, Units are held in an account of a member firm of a registered national security exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, each an Eligible Institution, no signature guarantee is required.

       TRUSTEES, CORPORATIONS AND FIDUCIARIES. Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partner of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the SIGNATURE BOX and have their signatures guaranteed by an Eligible Institution, by completing the Signature Guarantee set forth in the SIGNATURE BOX of the Letter of Transmittal and must submit proper evidence satisfactory to the Purchaser of their authority to so act. (SEE INSTRUCTION 3 HEREIN).

3. DOCUMENTATION REQUIREMENTS. In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to The Herman Group, Inc. at (800) 992-6146, Project Administration Department.

       DECEASED OWNER (JOINT TENANT)     -  Certified Copy of Death Certificate

       DECEASED OWNER (OTHERS)           -  Certified Copy of Death Certificate
                                            (See also Executor/Administrator/
                                            Guardian below).

       EXECUTOR/ADMINISTRATOR/GUARDIAN   -  (i)    Certified Copies of court
                                                   Appointment Documents for
                                                   Executor or Administrator
                                                   dated within 60 days; and

                                            (ii)   a copy of applicable
                                                   provisions of the Will (Title
                                                   Page, Executor(s)' powers,
                                                   asset distribution); OR

                                            (iii)  Certified copy of Estate
                                                   distribution documents.

       ATTORNEY-IN-FACT                  -  Current Power of Attorney.

       CORPORATIONS/PARTNERSHIPS         -  Certified copy of Corporate
                                            Resolution(s), (with raised
                                            corporate seal), or other evidence
                                            of authority to act. Partnerships
                                            should furnish copy of Partnership
                                            Agreement.

       TRUST/PENSION PLANS               -  Copy of cover page of the Trust or
                                            Pension Plan, along with copy of
                                            the section(s) setting forth names
                                            and powers of Trustee(s) and any
                                            amendments to such sections or
                                            appointment of Successor
                                            Trustee(s).

4. TAX CERTIFICATIONS. Unitholders tendering Units to the Purchaser pursuant to the Offer must furnish the Purchaser with his, hers or its Taxpayer Identification Number ("TIN") in the SIGNATURE BOX and certify under penalties of perjury, the representations in Boxes A, B and, if applicable, Box C.

       U.S. PERSONS. A Unitholder who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons") as those terms are defined in the Internal Revenue Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B (on the reverse side of the Letter of Transmittal).

       BOX A - Substitute Form W-9. Part (I), Taxpayer Identification Number - The person signing this Letter of Transmittal must provide to the Purchaser in the blank provided for that purpose in the SIGNATURE BOX of the Letter of Transmittal, the Unitholder's correct TIN and certify its correctness as provided in the SIGNATURE BOX, under penalties of perjury. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service ("IRS"), in addition to the Unitholder's being subject to Backup Withholding. Part (ii), Backup Withholding - In order to avoid 31% federal income tax Backup Withholding, the person signing this Letter of Transmittal must certify, under penalties of perjury, that such Unitholder is not subject to Backup Withholding. Certain Unitholders (including, amoung others, all Corporations and certain exempt non-profit organizations) are not subject to Backup Withholding. Backup Withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART (II), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

       WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE REFER TO THE FOLLOWING NOTE AS A GUIDELINE:

       INDIVIDUAL ACCOUNTS should reflect their own TIN. JOINT ACCOUNTS should reflect the TIN of the person whose name appears first. TRUST ACCOUNTS should reflect the TIN assigned to the Trust. IRA CUSTODIAL ACCOUNTS should reflect the TIN of the custodian (not necessary to obtain). CUSTODIAL ACCOUNTS FOR THE BENEFIT OF MINORS should reflect the TIN of the minor. CORPORATIONS OR OTHER BUSINESS ENTITIES should reflect the TIN assigned to that entity.

       BOX B - FIRPTA Affidavit - Section 1445 of the Internal Revenue Code requires that Unitholders transferring interests in partnerships with real estate assets meeting certain criteria, certify under penalty of perjury, the representations made in Box B, or be subject to withholding of tax equal to 10% of the Purchase Price for Units purchased. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. NOTE(S): BOX B, PART (I) SHOULD BE CHECKED ONLY IF THE UNITHOLDER IS NOT A U.S. PERSON, AS DESCRIBED THEREIN. CORPORATIONS SHOULD INSERT THE JURISDICTION OF INCORPORATION IN THE BLANK IN PART (III).

       BOX C - Foreign Persons - In order for a Unitholder, who is a Foreign Person (i.e., not a U.S. Person as defined above) to qualify as exempt from 31% Backup Withholding, the person signing this Letter of Transmittal must certify, under penalties of perjury, the statement in BOX C of this Letter of Transmittal attesting to the Foreign Unitholder's status by checking the box preceding such statement. UNLESS THE BOX IS CHECKED, SUCH FOREIGN UNITHOLDER WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

5. VALIDITY OF LETTER OF TRANSMITTAL - All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and such determination will be final and binding. The Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor The Herman Group, Inc., are under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.